EXHIBIT 32.2
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               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Integrated Data Corp (the "Company") on Form 10-QSB for the fiscal quarter ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David C. Bryan, President and acting Chief Financial Officer (principal financial officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Integrated Data Corp.


Date:  December 28, 2007        By:  /s/ David C. Bryan
                                     ------------------
                                     David C. Bryan
                                     President and acting
                                     Chief Financial Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Integrated Data Corp. and will be retained by Integrated Data Corp. and furnished to the Securities and Exchange Commission or its staff upon request.